Webcast Presentation January 29, 2015 Q4 & Year End 2014 Earnings

2 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q4 & YE 2014 Earnings Webcast, 1/29/2015 Safe Harbor Statement Note: All statements made herein that are not historical facts should be considered as “forward- looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to: adverse economic conditions; increase in competition; debt levels, terms, financial market conditions or interest rate fluctuations; risks related to acquisitions, including the integration of acquired businesses; disruptions in operations or information technology systems; expansion of business activities; litigation, contingencies or claims; product, labor or other cost fluctuations; exchange rate fluctuations; and other factors described in detail in the Form 10-K for WESCO International, Inc. for the year ended December 31, 2013 and any subsequent filings with the Securities & Exchange Commission. Any numerical or other representations in this presentation do not represent guidance by management and should not be construed as such. The following presentation includes a discussion of certain non-GAAP financial measures. Information required by Regulation G with respect to such non-GAAP financial measures can be obtained via WESCO’s website, www.wesco.com.

3 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q4 & YE 2014 Earnings Webcast, 1/29/2015 (1.8) (1.2) 1.6 1.5 1.6 6.0 6.7 8.1 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2013 2014 2014 Highlights Organic Growth (%) …momentum building across end markets Q4 • Organic growth in all end markets and geographic regions • Strong free cash flow improved financial leverage Full Year • Record sales, profitability and EPS • Operating margin flat YOY and below our outlook, a top priority for 2015 • Acquisitions on track and robust pipeline Oct 5% Nov 8% Dec 12% Note: Workday adjusted

4 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q4 & YE 2014 Earnings Webcast, 1/29/2015 (2.6%) 2.1% 5.8% Industrial End Market • Q4 2014 Sales − Up 4.2% versus prior year, and up 5.8% workday adjusted − Down 2.4% sequentially and up 0.7% workday adjusted • Grew sales each quarter in 2014. • Global Accounts and Integrated Supply annualized sales run rate over $2.0 billion. • Channel inventory levels appear to be largely in balance with demand. • Bidding activity levels remain robust and industrial market leading indicators are generally positive. • Customer trends include higher expectations for supply chain process improvements, cost savings, and supplier consolidation. Industrial Core Sales Growth versus Prior Year 42% Industrial • Global Accounts • Integrated Supply •OEM •General Industrial Note: Excludes acquisitions during the first year of ownership. Workday adjusted. 7.0% FY 2013 Q3 2014 Q2 2014 Q1 2014 2014 5.0% Awarded a new multi-year contract for an international water treatment project for electrical materials and complete global supply chain material management services. 2013 (2.6%) 5.0% Q4 2014

5 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q4 & YE 2014 Earnings Webcast, 1/29/2015 • Q4 2014 Sales − Up 3.6% versus prior year, and up 5.2% workday adjusted − Down 6.0% sequentially and down 2.9% workday adjusted • U.S. construction sales up over 10% in Q4. • Backlog declined 6% sequentially in the quarter and versus prior year end driven by Canada. • Non-residential construction market leading indicators are generally positive despite expected cutbacks in oil and gas spending. • Non-residential construction market still well below its prior peak in 2008. Construction •Non- Residential •Residential 31% Core Sales Growth versus Prior Year Construction End Market Construction Note: Excludes acquisitions during the first year of ownership. Workday adjusted. FY 2013 Q2 2014 (2.5%) Q1 2014 2.3% 3.8% Awarded a contract for electrical equipment for a public power utility natural gas power plant with additional bidding opportunities expected in other regions. (5.9%) Q3 2014 Q4 2014 2014 1.5% 5.2%

6 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q4 & YE 2014 Earnings Webcast, 1/29/2015 Utility End Market Core Sales Growth versus Prior Year 14% Utility • Investor Owned •Public Power •Utility Contractors • Q4 2014 Sales − Up 6.3% versus prior year and up 7.9% workday adjusted − Down 2.0% sequentially and up 1.1% workday adjusted • Fifteenth consecutive quarter of year-over- year sales growth. • Scope expansion and value creation with IOU, public power, and generation customers providing utility sales growth. • Housing market expected to be positive catalyst for future distribution grid spending. • Continued interest for WESCO Integrated Supply solution offerings. Utility Note: Excludes acquisitions during the first year of ownership. Workday adjusted. 13.4% 1.5% 6.1% 10.6% 7.9% FY 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Awarded a multi-year integrated supply contract with a large utility providing generation, transmission, substation & distribution products and services. 2014 6.6%

7 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q4 & YE 2014 Earnings Webcast, 1/29/2015 5.2% 2.3% 7.4% CIG End Market • Q4 2014 Sales − Up 5.8% versus prior year, and up 7.4% workday adjusted − Down 5.7% sequentially and down 2.6% workday adjusted • Sixth consecutive quarter of sales growth. • Bidding levels remain active in commercial, institutional, and government markets. • Focus remains on energy efficiency (lighting, automation, metering) and security. • Opportunities exist to support data center construction and retrofits and cloud technology projects. Government Core Sales Growth versus Prior Year CIG •Commercial • Institutional •Government 13% Note: Excludes acquisitions during the first year of ownership. Workday adjusted. FY 2013 Q2 2014 Q1 2014 Q3 2014 Renewed a multi-year One WESCO cooperative contract providing electrical, data communications, and security products to higher educational institutions. Q4 2014 2014 4.5% 3.3% (1.0%)

8 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q4 & YE 2014 Earnings Webcast, 1/29/2015 Acquisition Year Estimated Annual Sales at Closing Estimated 1st Year Accretion at Closing Potelcom 2010 $25M TVC Communications 2010 $300M $0.30 RECO 2011 $25M Brews 2011 $50M $0.04 RS Electronics 2012 $60M $0.04 Trydor Industries 2012 $35M $0.05 Conney Safety 2012 $85M $0.10 EECOL 2012 $925M $1.00 LaPrairie 2014 $30M $0.03 Hazmasters 2014 $80M $0.05 Hi-Line 2014 $30M $0.03 Total $1.6B $1.64 Acquisitions 37% 28% 13% 22% Acquired Sales by End Market since 2010 CIG Industrial Utility Construction 2014 Acquisitions

9 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q4 & YE 2014 Earnings Webcast, 1/29/2015 Q4 2014 Results      Q3 2013 160 bps 6.1% Growth 2.2% Growth 4.2% Growth 10.2% Growth 200 bps 10 bps 100 bps 700 bps $2.00B $1.88B Q4 2014 Sales Acquisitions Foreign Exchange Rest of World Canada U.S. Q4 2013 Sales 160 bps Workday Impact 8.1% Organic Growth Outlook Actual YOY Sales 5% to 8% growth $2.00B (Q4 record) 6.1% growth 8.1% organic workday adjusted Gross Margin 20.4% to 20.6% 20.2% Up 20 bps SG&A 13.1% Down 10 bps Operating Profit $124M (Q4 record) Up 12% Operating Margin 6.4% to 6.6% 6.2% Up 30 bps Effective Tax Rate ~ 28% 28.8% Financial results reference non-GAAP adjusted results. See Appendix for reconciliation.

10 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q4 & YE 2014 Earnings Webcast, 1/29/2015 Full Year 2014 Results Outlook Actual Sales ~5.0% growth 5.0% growth 5.6% organic growth workday adjusted Gross Margin ~20.5% 20.4% Operating Margin ~6.0% 5.9% Effective Tax Rate ~ 28% 28.3%      Q3 2013 140 bps 5.0% Growth 5.8% Growth 2.9% Growth 6.7% Growth 160 bps 30 bps 60 bps 470 bps $7.89B $7.51B FY 2014 Sales Acquisitions Foreign Exchange Rest of World Canada U.S. FY 2013 Sales 40 bps Workday Impact 5.6% Organic Growth $7.89B Outlook Actual YOY Sales ~ 5% growth $7.89B (record) 5.0% growth 5.6% organic workday adjusted Gross Margin ~ 20.5% 20.4% Down 20 bps SG&A 13.6% Down 10 bps Operating Profit $466M (record) Up 5% Operating Margin ~ 6.0% 5.9% Flat Effective Tax Rate ~ 28% 28.3% Financial results reference non-GAAP adjusted results. See Appendix for reconciliation.

11 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q4 & YE 2014 Earnings Webcast, 1/29/2015 EPS Walk Q4 FY 2013 $1.26 $5.02 Organic growth ~0.22 ~0.42 Acquisitions 0.01 0.07 Foreign Exchange Impact (0.04) (0.14) Share count 0.01 (0.06) Tax rate (0.06) (0.13) 2014 $1.40 $5.18 Financial results reference non-GAAP adjusted results. See Appendix for reconciliation.

12 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q4 & YE 2014 Earnings Webcast, 1/29/2015 1.5 2 2.5 3 3.5 4 4.5 5 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 128.1 106.8 Q4 2013 Q4 2014 Cash Generation Free Cash Flow (1) ($ Millions) (1) Reconciliation of these non-GAAP financial measures is included in the Appendix to this webcast presentation. 144% of net income 191% of adjusted net income ~ $1B of free cash flow over last 5 years 2012 2013 2014 Target Leverage 2.0x – 3.5x 3.0X Leverage (Total Par Debt to TTM EBITDA)

13 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q4 & YE 2014 Earnings Webcast, 1/29/2015 2015 Outlook Q1 FY Sales 5% to 7% growth 3% to 6% growth Operating Margin 5.0% to 5.2% 6.1% to 6.3% Effective Tax Rate 29% to 30% ~ 29% EPS $5.50 to $5.90 Free Cash Flow ~ 80% of net income Notes: Excludes unannounced acquisitions. Assumes a CAD/USD exchange rate of 0.87.

14 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q4 & YE 2014 Earnings Webcast, 1/29/2015 Appendix

15 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q4 & YE 2014 Earnings Webcast, 1/29/2015 Adjusted Results Q4 2013 Full Year 2013 Reported Results Non-recurring items Adjusted Results Reported Results Non-recurring items Adjusted Results Net Sales 1,880.1 - 1,880.1 7,513.3 - 7,513.3 Gross Profit 376.2 - 376.2 1,545.4 - 1,545.4 Gross margin 20.0% 20.0% 20.6% 20.6% SG&A 248.6 - 248.6 996.8 36.11 1,032.9 SG&A rate 13.2% 13.2% 13.3% 13.7% Operating profit 110.6 - 110.6 481.0 (36.1) 444.9 Operating margin 5.9% 5.9% 6.4% 5.9% Interest 20.6 - 20.6 85.6 - 85.6 Loss on debt extinguishment 13.2 (13.2) - 13.2 (13.2) - Loss on sale of Argentina business 2.3 (2.3) - Taxes 18.8 4.2 23.0 103.4 (8.4) 95.0 Effective tax rate 24.4% 25.5% 27.2% 26.4% Net income attributable to WESCO International, Inc. 58.0 9.0 67.0 276.4 (12.2) 264.2 Average Diluted Shares Outstanding 53.2 53.2 52.7 52.7 Fully diluted EPS 1.09 1.26 5.25 5.02 Full Year 2013 Reported Results Non-recurring items Adjusted Results Net Sales 7,513.3 - 7,513.3 Gross Profit 1.545.4 - 1,545.4 Gross margin 20.6% 20.6% SG&A 996.8 36.12 1,032.9 SG&A rate 13.3% 13.7% Operating profit 481.0 (36.1) 444.9 Operating margin 6.4% 5.9% Interest 85.6 - 85.6 Loss on debt extinguishment 13.2 (13.2) - Loss on sale of Argentina business 2.3 (2.3) - Taxes 103.4 (8.4) 95.0 Effective tax rate 27.2% 26.4% Net income attributable to WESCO International, Inc. 276.4 (12.2) 264.2 Average Diluted Shares Outstanding 52.7 52.7 Fully diluted EPS 5.25 5.02 1 ArcelorMittal insurance recovery.

16 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q4 & YE 2014 Earnings Webcast, 1/29/2015 WESCO Profile 2014 42% 31% 14% 13% 40% 14% 16% 11% 10% 9% Controls & Motors Lighting & Controls General Supplies Data & Broadband Communications Wire, Cable & Conduit Distribution Equipment Note: Markets & Customers and Products & Services percentages reported on a TTM consolidated basis. 70% 25% 5% Geography ROW Canada U.S. Products & Services Markets & Customers Utility CIG Industrial Construction Investor Owned | Public Power Utility Contractors Commercial | Institutional | Government Global Accounts | Integrated Supply OEM | General Industrial Non-Residential | Contractors Sales 1994 $1.5B at LBO 2003 $3.3B 2012 $6.6B …portfolio diversified and strengthened over last decade

17 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q4 & YE 2014 Earnings Webcast, 1/29/2015 Sales Growth 2012 2013 2014 Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Consolidated 12.2 9.7 4.8 3.5 7.4 12.6 13.2 16.6 14.3 14.2 0.2 5.9 7.6 6.1 5.0 Acquisition Impact 2.6 2.2 4.0 4.3 3.3 16.0 14.6 14.1 13.8 14.6 0.5 1.6 1.8 1.6 1.4 Core 9.6 7.5 0.8 (0.8) 4.1 (3.4) (1.4) 2.5 0.5 (0.4) (0.3) 4.3 5.8 4.5 3.6 FX Impact (0.2) (0.7) (0.6) 0.5 (0.3) 0.0 (0.2) (0.7) (1.0) (0.4) (1.9) (1.7) (0.9) (2.0) (1.6) Organic 9.8 8.2 1.4 (1.3) 4.4 (3.4) (1.2) 3.2 1.5 0.0 1.6 6.0 6.7 6.5 5.2 WD Impact 1.6 (1.6) (1.6) 1.6 (1.6) (0.4) Normalized Organic 8.2 8.2 3.0 (1.3) 4.4 (1.8) (1.2) 1.6 1.5 0.0 1.6 6.0 6.7 8.1 5.6 Estimated Price Impact 1.5 1.0 0.5 1.0 1.0 1.0 0.0 0.0 0.0 0.2 0.5 0.5 0.5 0.5 0.5

18 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q4 & YE 2014 Earnings Webcast, 1/29/2015 Outstanding at December 31, 2013 Outstanding at December 31, 2014 Debt Maturity Schedule AR Revolver (V) 454 430 2016 Inventory Revolver (V) 23 8 2016 Senior Notes (F) 500 500 2021 2019 Term Loans (V) 300 252 2019 2029 Convertible Bonds (F) 345 345 2029 (No Put) Other (V) 40 51 N/A Total Par Debt 1,662 1,586 Capital Structure Key Financial Metrics YE 2013 YE 2014 Cash 124 128 Capital Expenditures 28 21 Free Cash Flow 308 231 Liquidity (1) 606 638 ($ Millions) V = Variable Rate Debt 1 = Asset-backed credit facilities total availability plus invested cash. F = Fixed Rate Debt

19 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q4 & YE 2014 Earnings Webcast, 1/29/2015 Note: The prior period end market amounts noted above may contain reclassifications to conform to current period presentation. Reconciliation of Non-GAAP Financial Measures ($ Millions) Unaudited Sales Full Year 2014 vs. 2013 Q4 2014 vs. Q4 2013 Q4 2014 vs. Q3 2014 Q4 Q4 Q4 Q3 2014 2013 % Growth 2014 2013 % Growth 2014 2014 % Growth Industrial Core 3,304 3,160 4.6% 822 790 4.2% 826 846 (2.4)% Construction Core 2,432 2,404 1.1% 627 605 3.6% 639 680 (6.0)% Utility Core 1,065 1,003 6.2% 272 256 6.3% 286 292 (2.0)% CIG Core 1,013 973 4.1% 250 236 5.8% 251 267 (5.7)% Total Core Gross Sales 7,814 7,540 3.6% 1,971 1,887 4.5% 2,002 2,085 (4.0)% Total Gross Sales from Acquisitions 103 - - 31 - - - - -00 Total Gross Sales 7,917 7,540 5.0% 2,002 1,887 6.1% 2,002 2,085 (4.0)% Gross Sales Reductions/Discounts (27) (27) - (6) (7) - (6) (7) -00 Total Net Sales 7,890 7,513 5.0% 1,996 1,880 6.1% 1,996 2,078 (4.0)%

20 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q4 & YE 2014 Earnings Webcast, 1/29/2015 ($ Millions) Maturity Par Value of Debt Debt Discount Debt per Balance Sheet 2029 344.9 (167.3) 177.6 Convertible Debt At December 31, 2014 Non-Cash Interest Expense ($ Millions) 2012 2013 2014 Convertible Debt 2.3 4.3 4.1 Amortization of Deferred Financing Fees 2.6 4.9 4.4 FIN 48 (3.4) 1.0 1.0 Total 1.5 10.2 9.5 Convertible Debt and Non-Cash Interest

21 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q4 & YE 2014 Earnings Webcast, 1/29/2015 EPS Dilution Weighted Average Quarterly Share Count Stock Price Incremental Shares from 2029 Convertible Debt (in millions)3 Incremental Shares from Equity Awards (in millions) Total Diluted Share Count (in millions)4 $50.00 5.05 0.58 50.12 $60.00 6.20 0.67 51.36 $70.00 7.02 0.86 52.37 Q4 2014 Average $78.70 7.57 0.95 53.01 $80.00 7.64 0.96 53.09 $90.00 8.12 1.06 53.67 $100.00 8.50 1.13 54.12 2029 Convertible Debt Details Conversion Price $28.8656 Conversion Rate 34.6433 1 Underlying Shares 11,948,301 2 Footnotes: 2029 Convertible Debenture 1 1000/28.8656 2 $345 million/28.8656 3 (Underlying Shares x Avg. Quarterly. Stock Price) minus $345 million Avg. Quarterly Stock Price 4 Basic Share Count of 44.49 million shares

22 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q4 & YE 2014 Earnings Webcast, 1/29/2015 Work Days Q1 Q2 Q3 Q4 FY 2012 64 64 63 63 254 2013 63 64 64 63 254 2014 63 64 64 62 253 2015 62 64 64 63 253

23 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q4 & YE 2014 Earnings Webcast, 1/29/2015 Free Cash Flow Reconciliation ($ Millions) Q4 2013 Q4 2014 2013 2014 Cash flow provided by operations 135.4 111.3 315.1 251.1 Less: Capital expenditures (7.3) (4.5) (27.8) (20.5) Add: Non-recurring EECOL pension contribution - - 21.1 - Free Cash Flow 128.1 106.8 308.4 230.6 Note: Free cash flow is provided by the Company as an additional liquidity measure. Capital expenditures are deducted from operating cash flow to determine free cash flow. Free cash flow is available to provide a source of funds for any of the Company's financing needs. During the quarter ended September 30, 2013, a non- recurring contribution was made to fund the Canadian EECOL pension plan. This contribution was required pursuant to the terms of the share purchase agreement by which the Company acquired EECOL in 2012. EECOL sellers fully funded this contribution by way of a direct reduction in the purchase price at the date of acquisition. U.S. GAAP requires the contribution to be shown as a reduction of operating cash flow, however, it is added back to accurately reflect free cash flow.